SSGA Funds

State Street International Stock Selection Fund

(the “Fund”)

Class A (SSILX) Class I (SSIPX) Class K (SSIQX) Class N (SSAIX)

SUPPLEMENT DATED FEBRUARY 10, 2021 TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED DECEMBER 29, 2020,

AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, Stuart Hall no longer serves as Portfolio Manager of the Fund. Accordingly, effective immediately, all references to Stuart Hall as a Portfolio Manager of the Fund in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

Adel Daghmouri continues to serve as a Portfolio Manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

21021SUPP1